UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 8, 2010

NORTH AMERICAN TECHNOLOGIES GROUP, INC.
(Exact name of registrant as specified in charter)

Delaware	0-16217	33-0041789
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer identification no.)

429 Memory Lane, Marshall, Texas 75672
(Address of principal executive offices)

(713) 462-0303
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANTS BUSINESS OPERATIONS

Item 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 8, 2010, Registrant entered into a representation agreement with the law firm of Rochelle & McCullough, L.L.P. to represent it in seeking relief through a filing under the Bankruptcy Code.

SECTION 3.  SECURITIES AND TRADING MARKETS

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING NOTICE OF DELISTING ELECTION OF DIRECTORS.

Revocation of Registration; Offer of Settlement of Registration Before the Securities and Exchange Commission

North American Technologies Group, Inc. (“NATG” or “Respondent”) manufactures and markets engineered composite railroad crossties, and its securities are quoted on the Pink OTC Markets. NATG’s common stock is currently registered with the Securities and Exchange Commission (the Commission”) under Section 12(g) of the Exchange Act.

Because of adverse economic conditions, during the latter part of 2009 and during 2010, NATG has been unable to generate sales of its ties in commercial quantities to avoid continuing losses. The company’s lenders have indicated that they are unwilling to continuing providing financing to the company.  As previously announced, the company ceased production of its ties in August 2009.  Also as a consequence of these events, as previously announced, that it had sought to engage counsel in anticipation of instituting bankruptcy proceedings.

Because the company does not have sufficient funds to sustain its operations and because of its anticipated filing under the Bankruptcy Code, on February 8, 2010, pursuant to Rule 240(a) of the Rules of Practice of the Securities and Exchange Commission [17 C.F.R. § 201.240(a)] and in anticipation of the institution of proceedings, pursuant to Section 12 (j) of the Securities Act of 1934, by the Securities and Exchange Commission, NATG submitted an Offer of Settlement (the “Offer”), under which it consented to the entry of an Order by the Commission containing the following findings and order set forth below:

A. NATG (File No. 0-16217) is a Delaware corporation with its principal executive offices in Marshall, Texas. NATG manufactures and markets engineered composite railroad crossties. NATG’s common stock is registered with the Commission under Section 12(g) of the Exchange Act and traded on the OTC-Bulletin Board until February 18, 2009, when the OTCBB ceased quoting NATG’s securities for failure to file timely reports with the Commission. Its securities are now quoted on the Pink OTC Markets.
B. NATG has failed to comply with Section 13(a) of the Exchange Act and Rules 13a-1 and 13a-13 thereunder, while its common stock was registered with the Commission in that it has not filed an Annual Report on Form 10-K since June 12, 2009 or periodic or quarterly reports on Form 10-Q for any fiscal period subsequent to its fiscal quarter ending June 28, 2009.

Accordingly, it is hereby ORDERED, pursuant to Section 12(j) of the Exchange Act, that registration of each class of Repondent’s securities registered pursuant to Section 12 of the Exchange Act be, and hereby is, revoked.

The Commission has determined to accept NATG’s offer.

NATG manufactures and markets engineered composite railroad crossties, and its securities are now quoted on the Pink OTC Markets. NATG’s common stock is currently registered with the Commission under Section 12(g) of the Exchange Act and will no longer be traded on the OTC-Bulletin Board after February 18, 2009, when the OTCBB will ceased quoting NATG’s securities for failure to file timely reports with the Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH AMERICAN TECHNOLOGIES GROUP, INC.

/s/ D. Patrick Long
D. Patrick Long

Dated: February 16, 2010

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Engagement Letter with Rochelle & McCullough L.L.P.
10.2	Order Instituting Proceedings Pursuant to Section 12(j) of the Securities Exchange Act of 1934, Making Findings and Revoking Registration of Securities
10.3	Offer of Settlement of North American Technologies Group, Inc.

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